Exhibit 99

Safe Harbor Statement & Disclosure This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides was effective as of the Company’s most recent earnings release and conference call (August 4, 2021).  Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

Our Businesses Hyster-Yale Materials Handling, Inc. (NYSE:HY) is one company with three separately managed businesses FOR EACH BUSINESS Board of Directors n CEO n P&L and balance sheet n Tailored incentive plans Our Core Lift Truck Business Hyster-Yale Group Our Attachments Business Bolzoni Our Fuel Cell Business Nuvera

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers. Hyster-Yale at a Glance Lift Truck Bolzoni Nuvera Revenue $2,712.7 $295.9 $2.1 Operating Profit (loss) $68.2 ($0.8) ($37.2) Net Income (loss) (1) $49.4 ($1.9) ($23.5) EBITDA(2) $106.3 $11.3 ($30.9) ROTCE(2) (Net debt basis) 10.0% n/m n/m Net Cash (Debt) at end of period ($244.4) ($14.1) $0.3 Approximate # of Employees (globally) 6,200 1,300 200 Key Metrics In millions (except employee data) LTM 6/30/2021 LTM 6/30/2021 Sales by Segment _____________________  (1) For purposes of this presentation net income (loss) refers to net income (loss) attributable to stockholders. (2) EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 26. ~0.1%

Full Lift Truck Product Line - Over 500 Different Truck Models Available

Hyster® & Yale® > 350 models

Electric Counterbalanced Rider Trucks	Electric Narrow Aisle Trucks	Electric Hand Trucks	ICE (cushion tire)	Internal Combustion Engine (ICE) (pneumatic tire)
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5
1.5T to 8.0T	1.5T to 6.0T	1.5T to 8.0T	1.5T to 7.0T	1.5T to 52.0T



Electric CB
3-wheel Electric
4-wheel Electric
Lithium-Ion
Warehouse Equipment
Reach Trucks
Very Narrow Aisle Trucks
Order Pickers
End Rider
Stackers
Counterbalance
Internal Combustion Engine
Internal Combustion Engine
Big Trucks
Reach Stackers
Container Handlers
Laden / Empty

HY Maximal > 150 models

CLASS 1	CLASS 2	CLASS 3	CLASS 5	OTHER
1.5T to 5.0T	1.0T to 2.0T	1.0T to 2.0T	1.5T to 45.0T	



Electric
3-wheel
4-wheel
Warehouse Equipment
Reach Truck
Very Narrow Aisle Truck
Stacker
Pallet Truck
ICE
Gas & LPG Forklift
Diesel Forklift
Port Machinery
Empty Container Handler
Reach Stacker
Side Loader
Rough Terrain Forklift

Transforming Hyster-Yale

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HYSTER-YALE MATERIALS HANDLING

...with a Broad Range of Power Options, Attachments and Solutions

Power Options

CLASS 1, 2 & 3	CLASS 4 & 5
Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks	Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire)



Lead-Acid Battery
Lithium-ion Battery
Fuel Cell Engine
LPG, Bi-Fuel, CNG EPA LSI / Stage V
Diesel GB III / Stage III
Diesel Tier 4 / Stage V

Solutions



Attachments



Clamps
Multipallets
Rotators
Forks
Push Pulls
Fork Positioners
Sideshifters
Lifting Tables

Development of a Smart, Connected Ecosystem

Customer Portal View
- Dashboards
- Telematics driven
- Actionable insights
- Fleet management
- Parts order fulfillment

58,000+ assets under management



Smart Connected Equipment
Clean, consolidated customer interfaces
Lifecycle Analytics and Insights
Integrated Service and Automation
DEALER DBS



Integrated Solutions
- Hydrogen fuel cells
- Telematics solution
- Attachments
- Automation

Service Integration & Automation
- Service event management
- Fleet management
- Mobile diagnostics

Lifecycle Analytics and Insights
- Data analytics
- Product development
- Predictive maintenance (PdM)

Transforming Hyster-Yale

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HYSTER-YALE MATERIALS HANDLING

Global Lift Truck Market

Global Lift Truck Industry Size


(units in thousands)
Long-term CAGR (2004 – 2020) = 5.4%
2,400
2,100
1,800
1,500
1,200
900
600
300
0
872 547 794 975 944 1,010 1,094 1,100 1,182 1,395 1,538 1,507 1,638 2,148
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 LTM Q2'21

Trend line represents 5.4% long-term CAGR Average Industry Size. Source: WITS. Represents annual order intake.

North America Retail Lift Truck at Trend Line


100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Q1 72 Q1 74 Q1 76 Q1 78 Q1 80 Q1 82 Q1 84 Q1 86 Q1 88 Q1 90 Q1 92 Q1 94 Q1 96 Q1 98 Q1 00 Q1 02 Q1 04 Q1 06 Q1 08 Q1 10 Q1 12 Q1 14 Q1 16 Q1 18 Q1 20
Trend
Upper Limit
Lower Limit
NA

Source: ITA. Represents quarterly order intake.

Lift Truck Industry Q4 2020 versus Q2 and Q1 2021


Global Industry
(units in thousands)
700.0
600.0
500.0
400.0
300.0
200.0
100.0
-
Q4 2020 Q1 2021 Q2 2021


Americas Industry
(units in thousands)
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
Q4 2020 Q1 2021 Q2 2021


EMEA Industry
(units in thousands)
250.0
200.0
150.0
100.0
50.0
-
Q4 2020 Q1 2021 Q2 2021


JAPIC Industry
(units in thousands)
300.0
290.0
280.0
270.0
260.0
250.0
240.0
230.0
220.0
*
Q4 2020 Q1 2021 Q2 2021

Source: WITS Orders Reports.

*Increase in JAPIC solely due to increase in China

Transforming Hyster-Yale

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Japan Western Europe Eastern Europe Brazil North America Middle East & Africa Latin America (excluding Brazil) Asia (excluding China & Japan) China ( 3 & 12 months rate of change trend) Global Lift Truck Market Rates of Change _____________________ Source: WITS. Bookings Reports. Dramatic recovery in bookings in all Geographic areas since Q2 2020

Lift Truck Unit Class Shipments _____________________ Source: Company: LTM 06/30/21 Unit Revenues Industry Units by Geography _____________________ Source: Company: LTM 06/30/21 Units Shipped Note: Units sold direct by SN JV are not included _____________________ Source: WITS. LTM 06/30/21 Orders Reports. _____________________ Source: WITS. LTM 06/30/21 Orders Reports. ICE = Internal Combustion Engine ____________________ Source: Company: LTM 06/30/21 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine Industry Units by Class _____________________ Source: Internal Company estimates HY Lift Truck Unit Revenue by Class HY Lift Truck Units by Class HY Lift Truck Units Sold by Geography Industry Unit Revenue by Class Estimated Industry Revenue Mix

HY Faces Uncertainty as Economy Continues to Recover As a result, uncertainty continues to limit HY’s ability to estimate Full-Year results Intensifying headwinds are presenting significant challenges to operations in 2021 Component cost inflation due to commodity prices Logistic delays and capacity constraints Non-renewal of U.S. tariff exclusions Expediting and premium freight costs Timing of price increases to match cost increase timing Supplier component volume shortages

Target Economics Goal and Gap to Target Lift Truck Business Q2 2021 LTM Gap to Target Economics Actual Lift Truck Operating Profit Margin % 2.5% Margin % Variances – including impact of Tariffs 2.0% Volume % Variances* Manufacturing variances/other 1.5% Operating Expenses 1.0% Total Volume Variances* 2.5% Lift Truck Operating Profit Margin % Gap 4.5% Lift Truck Operating Profit Margin % Target 7.0% Achieve 7% operating profit margin target over the medium term Achieve ROTCE > 20% Expect to exceed 7% operating profit target as programs mature Target is to increase revenue and subsequently move to break even then on towards significant profitability in the long term *Expected to achieve with annual sales of 140,000 HY-produced lift truck units (mix dependent).

Hyster-Yale Strategic Projects Expected To Be Transformative…

Priority Projects

Our Core Lift Truck Business

Product Operations

- Modular Products
- Plant Footprint Optimization
- New Low-Intensity Products
- Warehouse Range Expansion
- Electrification of ICE Products
- Integrated Fuel Cell Solutions
- Automation Solutions

Commercial Operations

- Industry Strategy Focus
- Increased Direct Selling
- Digital Initiatives - Sales & Service
- HY Impact Pipeline Management

Our Attachments Business

- One Company, 3 Brands
- North America Expansion
- Silver Line Products
- Industry Focus
- JAPIC Expansion

Our Fuel Cell Business

- Sales of Certified E45kW and E60kW Engines
- Fuel Cell Range Extenders for Heavy-Duty Applications
- Expansion of Fuel Cell Engine Range - Initiated development of E125kW
- Battery Box Replacement (BBR) Sales through Lift Truck Business

Each project has specific focus, actions, timing and expected results

Timing of completion is expected over the next 2-5 years, with impact of results increasing beyond this time horizon

Transforming Hyster–Yale

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HYSTER-YALE MATERIALS HANDLING

Lift Truck Modular and Scalable Platforms Customers seek efficiency in their operations. Scalable configurations provide optimal solutions. Launching as the Hyster® A Series and the Yale® Series N

Lift Truck Telemetry and Operator Assist System Solutions Telemetry: Data and analysis is becoming increasingly important to operations Telemetry can provide a complete wireless asset management solution Total cost of operation visibility Productivity and utilization Operator performance Operator Assist Systems: Technologically advanced features designed to help reinforce safe and productive truck operation that help customers meet operational challenges

TT Lift Truck Automation Products Horizontal (Balyo) Vertical (JBT) Partner Solutions TARGETED INTRODUCTIONS OF INITIAL APPLICATIONS EXPECTED IN 2022 Customers are seeing great value in operator free, continuous operations HY-automated lift trucks provide an infrastructure independent and flexible solution Modular, Scalable Internally Developed Automation

Objective is to Transform Commercial Competitiveness in an Evolving Market Customer’s Industry Requirements and Toughest Problems to be Solved HY Transformative Solutions Hyster-Yale Evolving Sales Transformation Participation Focused Sales Management Advanced Selling Systems Industry-Focused Approach Highly Connected Customer Experience 360 Degree Aftersales Solutions

Bolzoni Core Strategies: Multiple Dimensions of Growth Opportunities BOLZONI Transformation BOLZONI TRANSFORMATION BOLZONI GROWTH AMERICAS & CHINA HY – BOLZONI SYNERGIES TARGET NEW CUSTOMER BOLZONI TECHNOLOGY DRIVEN SOLUTION OEM RELATIONSHIP SILVER LINE LEVERAGE GLOBAL COST SOLUTION BOLZONI FINANCIALS RENTAL & SECOND HAND ATTACHMENTS

Nuvera Product Platforms: Comprehensive approach to hydrogen mobility market Engines E-series: E45 and E60 ‘Complete’ engine: easy to integrate For heavy duty equipment / vehicles E125 Under development Stacks / Subsystems For OEMs that understand stack deployment Broadly applicable: scalable and modular Nuvera makes FC technology WORK for customers

Nuvera Product Platforms: Integrated service / support to customers Nuvera supports customers along their lengthy hydrogen implementation journey Decision GO ELECTRIC Decision USE FUEL CELLS Decision CHOOSE NUVERA Vehicle Test Electrification Integration Design Demo Vehicle Decision GO TO SERIES VOLUME

($ in millions) Results for Q2 2021 Consolidated vs. Q2 2020 Business Prospects Lift Truck market growth and bookings expected to decrease in H2 21 versus H1 21 as market returns to trend-line levels. As the market normalizes, a substantial decrease in bookings is anticipated in the Lift Truck business in H2 21 vs. H1 21. Bookings H2 21 vs H2 20 bookings to be higher than expected based on market growth rate from impact of strategic projects, but level of future bookings and shipments still uncertain due to the economic and market environment, including impacts of COVID-19 variants and related supply chain issues. Supply chain constraints, material cost inflation, reinstatement of cost containment actions and loss of government subsidies expected to result in substantially lower consolidated operating profit and net income in H2 21 vs H2 20, with an expected significant op loss in Q3 because of seasonal plant shutdowns. Despite lower consolidated results, significant increase in operating profit and net income in H2 21 compared to H1 21 and H2 20 expected at Bolzoni. Nuvera continues to focus on ramping up demonstrations, quotes and bookings. ________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 26. Q2 2021 Results Record Q2 21 bookings of 47K units up from Q1 21 and significantly up from pandemic-affected Q2 20. Shipments up from Q2 20, but severely affected by component availability. Record backlog level of 84,900 units Revenue increase driven by higher unit shipments and parts volume in Lift Truck and Bolzoni businesses from greater customer demand and favorable currency movements Lower Lift Truck Operating profit due to higher operating expenses from elimination of cost containment action taken in 2020, higher material cost of $11m, net of price increases of $5.9M and manufacturing inefficiencies from supply chain distruptions, all primarily in the Americas, partly offset by unit and parts volumes and $6.3M of income from a favorable Brazil court ruling Lower operating loss improved at Bolzoni due to higher gross profit from higher sales volumes and lower manufacturing costs, partly offset by material and freight cost inflation and higher operating expense due to reinstatement of pre-pandemic employee compensation. Higher operating loss at Nuvera primarily from reinstatement of pre-pandemic employee compensation   HY HY HY LTM HY LTM Lift Truck(1) Bolzoni(1) Nuvera(1) Q2 2021 Q2 2020 Variance 6/30/21 6/30/20 Variance Revenues $719.2 $84.8 $0.3 $765.6 $654.4 $111.20000000000005 $2,869.8 $3,040.9 $-,171.9999999999991 Gross Profit (Loss) $103.2 $15.8 $-2.5 $116.4 $103.6 $12.800000000000011 $459.9 $516.5 $-56.600000000000023 Operating Expenses $-87.8 $-16.2 $-6.5 $-,110.5 $-94.899999999999991 $-15.600000000000009 $-,429.9 $-,460 $30.100000000000023 Operating Profit (Loss) $15.4 $-0.4 $-9 $5.9 $8.6999999999999993 $-2.7999999999999989 $30 $56.5 $-26.5 Net Income (Loss) $9.3000000000000007 $-0.6 $-6.6 $1.9 $3.6 $-1.7000000000000002 $25.7 $35.1 $-9.4000000000000021 EBITDA(2) $21.3 $2.8 $-8.8000000000000007 $15.2 $15.1 $9.9999999999999645E-2 $86.5 $101.4 $-14.900000000000006

Capital and R&D Expenditures Reduced CapEx in 2020 with increased spend in 2021 (total $ in millions) * Estimated CAPITAL EXPENDITURES R&D EXPENDITURES Reduced R&D in 2020 restored in 2021. (total $ in millions)

Focus on Maintaining Liquidity Liquidity: Hyster-Yale Priorities for Use of Cash Return Cash to Stockholders Annual Dividends(1) 2018 2019 2020 YTD 2021 $20.4m $1.24/ share $21.0m $1.27/ share $21.3m $1.27/ share $10.7m $1.29/ share 2012 to 2014 Share Buyback $49.8m / 694,653 shares of Class A common stock (1) Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after May increase in 2018, 2019 and 2021. Unused Borrowing Capacity of ~$314m and ~$88m in Cash @ 6/30/21 Certain cost containment actions remain in place Fuel Cell Business Investments to commercialize Nuvera fuel cell technology Attachments Business Expense and capital investments in strategic programs to accelerate growth and enhance margins INVESTMENTS Lift Truck Business Expense and capital investments in strategic programs to accelerate growth and enhance margins

Valuation Approach Should Vary by Business Lift Truck & Attachments Businesses Fuel Cell Business Mature Cyclical Industry Market Leading Products and Position Strong Operating Cash Generation Value Using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect superior ROIC levels due to Hyster-Yale’s distribution strategy Venture / Technology Industry Distinct Technology / Patents in Fuel Cell Operating Cash Invested in New Product Commercialization / Ramp Up Value as Venture Business with Developed Technology Fuel Cell Business

HY – A Solid Investment Option

Through key strategic projects, HY is transforming its business using an Industry Approach to achieve financial targets

Lift Truck Transformation	Bolzoni Transformation	Nuvera Transformation
Transformative Products • Modular & Scalable • Low Intensity **Technological Accelerators** • Electrification, Fuel Cell, Telemetry, Automation & Web Presence **Transformation of Sales Approach** • AsOne, HY Impact & HY Flow programs	**Transformation of Global Business Structure** • One Company / 3 Brands • Growth Projects for Americas (locally-produced products), EMEA (Smart Products) & JAPIC (Silver Line)	• Commercialization of E-45 / E-60 engines globally • Commercial Partnerships

Long-term Focused, Not Short-term Oriented

Transforming Hyster–Yale

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HYSTER-YALE MATERIALS HANDLING

Appendix

Non-GAAP Disclosure EBITDA and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: EBITDA is defined as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense; Adjusted Return on Total Capital Employed (“ROTCE”) is defined as net income (loss), as reported, before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. Adjusted Cash Flow before Financing is defined as cash from operating activities less cash from investing activities, excluding the approximately $80m impact of an unplanned systems-related acceleration of supplier payments in December 2016. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation EBITDA

($ in millions)	Year Ended December 31					Qtr.	Qtr.	LTM	LTM
Consolidated	**2016**	**2017**	**2018**	**2019**	**2020**	**6/30/20**	**6/30/21**	**6/30/20**	**6/30/21**
Reconciliation of EBITDA									
Net income attributable to stockholders	$42.8	$48.6	$34.7	$35.8	$37.1	$3.6	$1.9	$35.1	$25.7
Nuvera asset impairment	-	4.9	-	-	-	-	-	-	-
Noncontrolling interest income (loss)	(0.5)	0.3	(0.4)	0.8	1.4	0.4	0.4	1.0	1.6
Income tax provision (benefit)	(4.0)	44.9	2.3	11.3	3.7	(2.3)	(2.4)	7.2	1.9
Interest expense	6.7	14.6	16.0	19.8	13.7	3.3	3.8	17.8	12.7
Interest income	(2.0)	(3.6)	(2.4)	(1.8)	(1.4)	(0.3)	(0.1)	(1.8)	(0.8)
Depreciation and amortization expense	39.1	42.8	44.0	43.3	42.9	10.4	11.6	42.1	45.4
EBITDA	**$82.1**	**$152.5**	**$94.2**	**$109.2**	**$97.4**	**$15.1**	**$15.2**	**$101.4**	**$86.5**

($ in millions)	Year Ended December 31					Qtr.	Qtr.	LTM	LTM
Lift Truck (1)	**2016**	**2017**	**2018**	**2019**	**2020**	**6/30/20**	**6/30/21**	**6/30/20**	**6/30/21**
Reconciliation of EBITDA									
Net income attributable to stockholders	$66.9	$71.8	$56.7	$58.3	$62.9	$10.9	$9.3	$59.4	$49.4
Noncontrolling interest income (loss)	(0.5)	(0.4)	(0.9)	-	1.1	0.2	0.3	0.4	1.4
Income tax provision (benefit)	12.2	59.4	10.6	20.8	13.1	(1.5)	0.1	16.4	12.3
Interest expense	6.9	13.9	15.4	19.2	13.1	3.2	3.6	17.4	12.0
Interest income	(3.0)	(3.7)	(2.6)	(1.8)	(1.3)	(0.3)	(0.1)	(1.8)	(0.7)
Depreciation and amortization expense	28.1	29.6	33.5	30.6	30.1	7.3	8.1	29.5	31.9
EBITDA (1)	**$110.6**	**$170.6**	**$112.7**	**$127.1**	**$119.0**	**$19.8**	**$21.3**	**$121.3**	**$106.3**

Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

(1) The results of the Sulligent, Alabama, facility were included in the Lift Truck 2016 results. They are included in the Bolzoni segment from 1/1/2017.

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HYSTER-YALE MATERIALS HANDLING

Non-GAAP Reconciliation EBITDA *continued*

($ in millions)	9 Mths. Ended	Year Ended December 31				Qtr.	Qtr.	LTM	LTM
Bolzoni [(1)]	**12/31/16**	**2017**	**2018**	**2019**	**2020**	**6/30/20**	**6/30/21**	**6/30/20**	**6/30/21**
Reconciliation of EBITDA									
Net income (loss) attributable to stockholders	$(0.3)	$3.9	$5.8	$2.8	$0.2	$(0.6)	($0.6)	$3.0	$(1.9)
Noncontrolling interest income	-	0.7	0.5	0.8	0.3	0.2	0.1	0.6	0.2
Income tax provision (benefit)	(0.4)	1.0	2.1	0.2	-	(0.1)	(0.1)	(1.0)	0.1
Interest expense	0.8	0.8	0.8	0.7	0.8	0.2	0.2	0.6	0.9
Interest income	-	-	-	-	(0.3)	(0.1)	-	(0.1)	(0.3)
Depreciation and amortization expense	9.5	11.2	9.7	11.7	11.7	2.8	3.2	11.5	12.3
EBITDA[(1)]	**$9.6**	**$17.6**	**$18.9**	**$16.2**	**$12.7**	**$2.4**	**$2.8**	**$14.6**	**$11.3**

($ in millions)	Year Ended December 31					Qtr.	Qtr.	LTM	LTM
Nuvera	**2016**	**2017**	**2018**	**2019**	**2020**	**6/30/20**	**6/30/21**	**6/30/20**	**6/30/21**
Reconciliation of EBITDA									
Net loss attributable to stockholders	$(23.8)	$(26.7)	$(27.9)	$(25.2)	$(25.6)	$(5.8)	$(6.6)	$(25.6)	$(23.5)
Nuvera asset impairment	-	4.9	-	-	-	-	-	-	-
Income tax benefit	(15.8)	(15.3)	(10.5)	(9.7)	(9.2)	(2.1)	(2.5)	(9.7)	(8.6)
Interest expense	-	-	0.1	-	-	-	-	-	-
Interest income	-	-	-	(0.1)	-	-	-	(0.1)	-
Depreciation and amortization expense	1.5	2.0	0.8	1.0	1.1	0.3	0.3	1.1	1.2
EBITDA	**$(38.1)**	**$(35.1)**	**$(37.5)**	**$(34.0)**	**$(33.7)**	**$(7.6)**	**$(8.8)**	**$(34.3)**	**$(30.9)**

Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

(1) The results of the Sulligent, Alabama, facility were included in the Lift Truck 2016 results. They are included in the Bolzoni segment from 1/1/2017.

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Non-GAAP Reconciliation ROTCE

($ in millions)

Reconciliation of Return on Total Capital Employed (ROTCE)

	Consolidated	Lift Truck[1]	Bolzoni	Nuvera
		LTM 6/30/21		
Average Stockholders' Equity (6/30/21, 3/31/21, 12/31/20, 9/30/20, and 6/30/20)	$579.0	$706.7	$174.4	$34.8
Average Debt (6/30/21, 3/31/21, 12/31/20, 9/30/20, and 6/30/20)	311.1	274.8	22.8	(0.5)
Average Cash (6/30/21, 3/31/21, 12/31/20, 9/30/20, and 6/30/20)	(98.5)	(400.9)	(18.7)	(0.2)
Average capital employed	**$791.6**	**$580.6**	**$178.5**	**$34.1**
Net income (loss)	$25.7	$49.4	$(1.9)	$(23.5)
Plus: Interest expense, net	11.9	11.3	0.6	-
Less: Income taxes on interest expense, net at 26%	(3.1)	(2.9)	(0.2)	-
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**$34.5**	**$57.8**	**$(1.5)**	**$(23.5)**
Actual return on capital employed percentage	**4.4%**	**10.0%**	**n/m**	**n/m**

Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

(1) Lift Truck return on total capital employed excludes continuing average investments of $144.4 million for Bolzoni and $176.9 million for Nuvera. Investment numbers are based on a 5-point average.

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HYSTER-YALE MATERIALS HANDLING

Cash Flow before Financing Calculation CONSOLIDATED ($ in millions) Year Ended December 31 Qtr. LTM 2016 2017 2018 2019 2020 6/30/21 6/30/21 Reconciliation of Cash Flow before Financing Net cash provided by (used for) operating activities $(48.9) $164.7 $67.6 $76.7 $166.9 $(53.6) $78.2 Net cash used for investing activities (145.1) (47.3) (110.9) (42.0) (43.7) (8.7) (19.6) Cash Flow before Financing $(194.0) $117.4 $(43.3) $34.7 $123.2 $(62.3) $58.6 Impact of accelerated supplier payments 80.0 (80.0) - - - - - Adjusted Cash Flow before Financing $(114.0) $37.4 $(43.3) $34.7 $123.2 $(62.3) $58.6

Supplemental Information

Hyster-Yale's Global Footprint



Danville, Illinois
Parts Distribution Center
Homewood, Illinois
Inventory and Parts; Customer Service and Support
Irvine, Scotland
European Administration Center
Frimley, UK
Division Headquarters; Engineering Concept Centre
Gävle, Sweden
Commercial Subsidiary
Järvenpää, Finland
Attachment Manufacture
Moscow, Russia
Commercial Subsidiary
Hebei, China
Fork Manufacture
Wuxi, China
Attachment Manufacture
Fairview, Oregon
Counterbalanced Development Center; Administration Center
Cleveland, Ohio
Corporate Headquarters
Craigavon, N. Ireland
Lift Truck Manufacture
Lublin, Poland
Commercial Subsidiary
Obu, Japan (JV)
Lift Truck Manufacture; Parts Distribution
Clackamas, Oregon
Clackamas Test Center
Warrington, UK
Commercial Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Tokyo, Japan (JV)
Sales Headquarters
Sulligent, Alabama
Attachment and Component Manufacture
Pointe-Claire, Canada
Commercial Subsidiary
Montevrain, France
Commercial Offices
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center
Shanghai, China
Lift Truck Manufacture; Parts Distribution; China Marketing and Administration Center
Tyler, Texas
HY Telematics
Billerica, Massachusetts
Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales
Montcada/Reixac, Spain
Commercial Subsidiary
Salzgitter, Germany
Attachment Manufacture
Ramos Arizpé, Mexico
Fabrication Manufacture
Hefei, China
Supply Chain Center
Nozay, France
Commercial Subsidiary
Weeze, Germany
Experience & Test Center
Berea, Kentucky
Lift Truck Manufacture
Hangzhou, China (JV)
Lift Truck Manufacture; Parts Distribution; Marketing and Administration Center (Maximal)
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture; Warehouse Development Center
Frankfurt/Main, Germany
Commercial Offices
Charlotte, North Carolina
Experience Center
Pune, India
Engineering, Supply Chain and Marketing Center
San Donato, Italy
European Offices; Research & Development; Testing Facilities
Cavite, Philippines (JV)
Fabrication Manufacture
Masate, Italy
Lift Truck Manufacture; European Warehouse Development Center
Hanoi, Vietnam (JV)
Component Manufacture
Piacenza, Italy
Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture
Singapore
Division Headquarters and Retail Dealership
Prato, Italy
Attachment Manufacture
Sydney, Australia
Pacific Headquarters; Sales Office and Parts Distribution
Itu, Brazil
Lift Truck Manufacture; Parts Distribution Center
Serra, Brazil
Future Attachments Manufacture; Sales and Service
LEGEND:
Lift Truck Business locations
Fuel Cell Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters
Prestons/Sydney, Australia
Commercial Subsidiary

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HYSTER-YALE MATERIALS HANDLING

Overview and Sources of Revenue for FY 2020

A leading global lift truck manufacturer

Large installed population that drives parts sales
Over 941,000 lift truck units worldwide at 12/31/20

HY sales of ~ **87,200** lift truck units in **LTM 6/30/21**
*~**73,200** units sold – produced in HY plants*
*~**9,800** units sold – produced by HY Maximal*
***~4,200 units sold – produced by JV or other third** parties*

Additional ~ 6,600 lift truck units sold in 2020 by Sumitomo NACCO (JV partner)

2020 Worldwide Sales by Product


Service, Rental & Other 5%
Aftermarket 14%
Nuvera <1%
Bolzoni 5%
Electric Units 32%
ICE Units 44%
(1)

2020 Retail Lift Truck Shipments by End Market (2)


Food and Beverage 18%
Retail and Durable Goods 34%
Industrials 28%
Logistics 20%

2020 Lift Truck Distribution Channel Mix


National Accounts 23%
Independent Dealers 77%

(1) Includes Big Truck sales that represent 10% of total sales.
(2) Represents Hyster-Yale North American Lift Truck unit shipments by industry.

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HYSTER-YALE MATERIALS HANDLING

Lift Truck Market Size Data

2021 Product Launches Hyster-Yale Products Expected to be Launched in Short-term: Launched in the first half of 2021: New modular, standard 2-3.5 ton ICE trucks for EMEA market  New 2.5-3 ton integrated Li-ion Cushion Electric Rider for Americas Stage V engine option for 18-22 and 25-32 ton forklift trucks for EU market New Operator Compartment for 18-52 ton forklift trucks, Reach Stackers, and Empty Container Handlers New platform-pallet truck 2-3 ton for EU market New 10-18 ton Li-ion Electric Rider for Americas and EMEA markets Additional Hyster® UT and Yale® UX lift trucks for all countries Expected to launch in the second half of 2021: Stage V engine option for 8-18 ton and 36-52 ton forklift trucks for EU market Upgrades to Fuel Cell Battery Box Replacements (BBR) for Class 1 Electric Riders Voice Pick Assist Options for End Rider product for Americas Additional low-intensity-use Hyster® UT and Yale® UX lift trucks for all countries Above list is based on current information and launches could be adjusted based on market conditions

Primary industry trends are creating significant opportunities to use product and technology development to offer breakthrough solutions Products and Technology Right truck at the right price Right products for low Intensity use Cost of ownership and environment Integrated with focus on productivity Connected with data analytics Operator productivity and safety Operating cost and continuous operations Modular, scalable platforms Low-intensity products Electrification Fuel cells Telemetry Operator assist system (OAS) Automation STRATEGIC PROJECTS OBJECTIVES/ BENEFITS

Enhanced Distribution Capabilities Intended to Increase Competitive Advantage Increasing HY engagement in the distribution process to deliver an “As One” customer experience with our dealer partners Independent Dealer Network Drives Competitive Value HY Augmented Sales Efforts Expands Market Participation Scaling Global Distribution to Achieve HY Strategies

Life Cycle Costs *Typical truck cost/hour for 5,000lb North American applications Operator 69% Fuel 11% Finance 9% Service & repair 11% Cost/hour Fleet management Extended warranty Telematics Productivity Ergonomics/ fatigue Auto functions Automated trucks Energy usage Alternative powertrains Internal Combustion Engine to Electric Rider Mode control Typical Truck Cost/Hour* Factors Impacting Low Cost of Ownership Fleet optimization Price management Cost control Residuals

Distribution Engagement


Yale
Sales·Parts·Service
People. Products. Productivity.


PARTS
SERVICE
RENTALS


LiftOne

Independent ▪ Exclusive ▪ Entrepreneurial ▪ Profitable ▪ Committed partner ▪ Dual-line or single

Enhancing performance

- Dealer Excellence programs
- Dealer alignment
- Term-based contracts
- Hyster-Yale providing additional support

~900 global dealer locations

2,600+ application consultants

10,500 service technicians

Strengthening the distribution footprint

- Industry-focused sales support
- Competitor acquisitions
- In-territory acquisitions
- Enhanced digital customer experience systems
- Dealership succession planning

Transforming Hyster-Yale
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HYSTER-YALE MATERIALS HANDLING

Strong Base and Opportunities to Leverage Materials Handling Solutions One of the world’s leading manufacturers of lift truck attachments, forks and lift tables, cylinders and transmissions with an extensive product range PORTFOLIO PRODUCTS of the Bolzoni Group(1) (1) Percentages based on first six months of 2021 results.

Bolzoni has a Strong OEM Foundation OEM TOP CUSTOMERS(1)(2) OEM SALES BY REGION(1)(2) OEM SALES BY PRODUCT LINE(1)(2) STRONG AND LONG-TERM RELATIONSHIPS RESULTING IN BUSINESS GROWTH ACROSS ALL REGIONS For the 12 months ended 12/31/20 Excludes cylinder sales to HY

Nuvera is a Transformational Opportunity Leading, Patented Technology Demand Tapered in Short-term Successful Early Stage Adoption Automated Fuel Cell Stack Assembly Lines for Series Production Expected Transformational Impact on Hyster-Yale Future Profitability Technology History 75+ engineers 8th generation of Fuel Cell concept 20+ years of Fuel Cell demo vehicles Application Portfolio E45 (45kW) as well as E60 (59kW) Fuel Cell engines SMVIC-certified First Bus with E-series engine MIIT certified High-efficiency Fuel Cell stacks Intellectual Property 425+ active patents Fuel Cell core tech Next Generation Separate Business Unit Focus on core product (Fuel Cells and Stacks) Leveraging Hyster-Yale strengths Ramping up for growth At a Glance:

Nuvera Has a Distinctive Place within Hyster-Yale Growing hydrogen fuel cell market provides opportunities for Nuvera to add significant value to HY Venture business, with strong commercialized products, focusing on gaining sales Important supplier fit as part of HY’s focus on a broad range of alternative power systems for lift trucks, but with a very significant market opportunity outside the lift truck market Key sales and profitability milestones established but timing cannot be predicted with precision Despite losses, HY believes Nuvera is creating significant value for HY shareholders

Technology: Optimized Fuel Cell Engine Design Unique engine control Efficient and reliable Vehicle integration Optimal battery and FC engine life Telemetry Effective remote monitoring of FC engine The Port of Valencia is expected to be the first in Europe to incorporate hydrogen reach stackers into operation Nuvera FC Engines are designed to make the electrical vehicle a success

Product Platforms: examples



Dannar® Mobile Power Station:
FC concept development



Capacity Terminal Tractors:
Fuel Cell integration



Hyster Toploader: **Demo unit**



KingLong bus: **Certification**

Different phases of the customer journey


NUVERA

Application Focus Markets

- Off-road equipment
- Trucks
- Buses
- Delivery Vans & Commercial Vehicles
- Special/Utility Vehicles

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HYSTER-YALE MATERIALS HANDLING